Exhibit 99.1

AnyTech365, a Leader in IT Security and Support, to Go Public Through Merger with DUET Acquisition Corp.

●	AnyTech365 Offers a One-Point Solution for all Customer IT and Cybersecurity Needs.
●	Transaction Represents Proforma Enterprise Value of $287 Million for AnyTech365.
●	AnyTech365 Expects to Have up to $77.1 Million in Cash to Fund Growth and Operations, assuming no redemptions.

Marbella, Spain & Kuala Lumpur, Malaysia – July 25, 2022 – Anteco Systems, S.L. (“AnyTech365” or “the Company”), a leader in IT security and support, and DUET Acquisition Corp. (NASDAQ: DUET, DUETW, DUETU) (“DUET”), a special purpose acquisition company focused on disruptive high-growth, middle market technology companies, announced today that they have entered into a definitive business combination agreement (the “Transaction”) that will result in AnyTech365 becoming a publicly traded company. The Transaction is expected to be completed in the fourth quarter of 2022, subject to regulatory approvals and other customary closing conditions. After closing, AnyTech365 expects to trade on NASDAQ under ticker symbol ANYT.

AnyTech365: An Efficient, Customer-First Approach to IT Security and Support

Founded in 2014, AnyTech365 offers subscription-based Technical Support as a Service (“TSaaS”), covering everything from IoT home devices to PC and software related issues. As cybersecurity rises in prominence and IT devices and software become increasingly complex systems for consumers and small businesses to navigate, AnyTech365 is simplifying the user experience, offering reliable and trustworthy support around the clock.

As a one-stop-shop, AnyTech365 addresses consumer tech issues in an efficient and comprehensive manner with both support service and extensive product features. Customers can choose from tiered subscription-based packages, which include around the clock access to the Company’s qualified technicians with extensive IoT knowledge. In addition, the Company offers best-in-class IT security technology leveraging artificial intelligence to proactively prevent cybersecurity threats combined with a fully compliant internal procedure certified by AppEsteem®.

AnyTech365 intends to use the proceeds from the transaction to accelerate its growth strategy, including expanding its core business to meet increased demand, accelerating its strategic partnership with Media Markt, and pursuing strategic acquisitions.

Capitalizing on Favorable Market Tailwinds: The growing complexity of IoT technologies, alongside increased cybersecurity risk, has made it an opportune time for AnyTech365 to expand its legacy TSaaS business. With the devices with which we interact every day becoming increasingly complex and connected and digital operations migrating to the cloud, small businesses and consumers are increasingly looking for high-quality technical support. AnyTech365’s customer-first service offering is uniquely positioned to capitalize on the rising demand stemming from these trends. With a strong existing B2C presence and market resonance, the Company also has a tremendous opportunity to extend B2B applications serving small and medium enterprises across expanded end markets and geographies.

Expanding Strategic Partnerships: AnyTech365 is poised to scale its reach throughout Europe by expanding its recently announced partnership with Media Markt, Europe’s largest electronic retailer with over 1,000 stores and a leading ecommerce platform. The agreement will allow AnyTech365 to position technical personnel at each of Media Markt’s more than 100 stores in Spain to provide on-site technical support to customers and the opportunity to introduce the Company’s TSaaS services. Beyond Spain, the partnership is expected to roll out across additional EU territories where Media Markt operates.

Pursuing Complementary Acquisitions: The strong demand for TSaaS and the fragmented market presents a considerable opportunity for AnyTech365 to rapidly expand its service offerings and capabilities across end markets and geographies. With an industry leading compliance platform and scalable AI systems, AnyTech365 is positioned to achieve greater reach through consolidation in this nascent and fast-growing environment.

Management Comments

Janus Nielsen, Founder of AnyTech365, and Tero Turunen, Executive Chairman, said:

“Since our founding, AnyTech365 has been focused on simplifying the IT security and support industry for consumers who are overwhelmed by the complexity and noise of the space. We understand the frustration that consumers feel, which is why we set out to create a one-point solution for exceptional service and first-class IT security technology. Our recently announced partnership with Media Markt, coupled with the heightened degree of cybersecurity risk across the globe, has created a favorable environment for us to accelerate our growth. This merger with DUET will provide us with greater opportunity to capitalize on our momentum, expand our offerings, and take advantage of improved access to capital markets. DUET’s expertise in high-growth, disruptive technologies make them an ideal partner to take AnyTech365 through its next phase of growth and we look forward to working with them as strategic investors.”

Yeoh Oon Lai and Dharmendra Magasvaran, Co-CEOs of DUET, said:

“We launched DUET with the intention of finding a disruptive change-maker technology enterprise and have found an ideal partner in AnyTech365. The Company is reimagining customer care, disrupting the complex IT support industry, and providing consumers with a reliable and trustworthy partner. This business combination will accelerate AnyTech365’s ability to scale effectively and expand its service offerings across Europe and into new geographies. We are excited to partner with Tero, Janus, and the entire AnyTech365 team.”

Transaction Overview

The business combination values AnyTech365 at a $200 million enterprise value and at a pro forma market capitalization of approximately $287 million, assuming a $10.00 per share price and no redemptions by DUET stockholders. The transaction will provide a minimum of $77.1 million of net proceeds to the company after payment of transaction expenses, assuming no redemptions.

The transaction, which has been unanimously approved by the Boards of Directors of AnyTech365 and DUET, is subject to approval by DUET’s stockholders and other customary closing conditions, including the receipt of certain regulatory approvals.

Additional information about the proposed transaction, including a copy of the merger agreement, will be available in a Current Report on Form 8-K to be filed by DUET with the U.S. Securities and Exchange Commission (the “SEC”) and at www.sec.gov.

Advisors

ARC Group Limited is serving as sole M&A advisor, Riveron is serving as financial advisor to AnyTech365, and Arthur Cox LLP is serving as legal counsel on the transaction. Nelson Mullins Riley & Scarborough LLP is serving as legal counsel to DUET.

About AnyTech365

Founded in 2014 and headquartered in Marbella, Spain, AnyTech365 is a leading European IT Security and Support company helping end users and small businesses have a worry-free experience with all things tech. With 420 employees and offices in Marbella and Torremolinos (Spain), Casablanca (Morocco), Copenhagen (Denmark), and San Francisco (California, US), the Company offers an array of European native-speaking talent to help service client needs in more than 25 countries in Europe and across the world in 15+ different languages. Our qualified technicians are available 24/7, 365 days a year, providing fast technical support to help with practically any issues that users may experience with their PC, laptop, smartphone, wearable technology, smart home devices or any Internet-connected device.

To learn more, visit www.anytech365.com.

About DUET Acquisition Corp.

DUET Acquisition Corp. is a blank check company, which was formed to acquire one or more businesses and assets, via a merger, capital stock exchange, asset acquisition, stock purchase, and reorganization. DUET was formed to effect a business combination with middle market “enabling technology” businesses or assets with a focus on eCommerce, FinTech, Big Data & Analytics and Robotic Process Automation (RPA).

DUET’s chairman, Larry Gan Nyap Liou has extensive experience as an active and strategic investor in eCommerce and digital enterprises. DUET’s Co-CEOs, Dharmendra Magasvaran and Yeoh Oon Lai have deep experience in consulting, digital business and operational experience in the consumer industry respectively.

To learn more, visit www.duet-corp.com.

Additional Information

For additional information on the proposed business combination transaction, see DUET’s Current Report on Form 8-K, which was filed concurrently with this press release. In connection with the proposed business combination transaction, DUET intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4, which will include a proxy statement/prospectus of DUET, and other documents regarding the proposed business combination transaction. DUET’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination transaction, as these materials will contain important information about AnyTech365, DUET, and the proposed business combination transaction. Promptly after the Form S-4 is declared effective by the SEC, DUET will mail the definitive proxy statement/prospectus and a proxy card to each stockholder entitled to vote at the meeting relating to the approval of the business combination and other proposals set forth in the proxy statement/prospectus. Before making any voting or investment decision, investors and stockholders of DUET are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed business combination transaction. The documents filed by DUET with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov, (Commission File No: 001-41237), or by directing a request to DUET Acquisition Corp., V03-11-02, Designer Office, V03, Lingkaran SV, Sunway Velocity, Kuala Lumpur, Malaysia 55100.

Participants in the Solicitation

DUET and its directors and executive officers may be deemed participants in the solicitation of proxies from its stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in DUET will be included in the proxy statement/prospectus for the proposed business combination when available at www.sec.gov. Information about DUET’s directors and executive officers and their ownership of DUET common stock is set forth in DUET’s prospectus, dated January 19, 2022, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the proposed business combination when it becomes available. These documents can be obtained free of charge from the source indicated above.

AnyTech365 and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of DUET in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “project,” “anticipate,” “will likely result” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, including those regarding the terms of DUET’s proposed business combination with AnyTech365, DUET’s ability to consummate the proposed transaction on the stated timeline, AnyTech365’s use of proceeds from the proposed transaction, the benefits of the transaction, anticipated timing of the proposed business combination, and the combined company’s future performance relative to other IT Security and Support companies, the combined company’s strategy, operations, growth plans and objectives of management, the growth of the IT Security and Support sector, AnyTech365’s market expansion, and the combined company’s future products and services are forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management of DUET and AnyTech365 and are not predictions of actual performance.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of DUET or AnyTech365. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the shareholders of DUET or AnyTech365 is not obtained; the inability to complete a PIPE offering in connection with the proposed business combination; failure to realize the anticipated benefits of the proposed business combination; risk relating to the uncertainty of the projected financial information with respect to AnyTech365; the amount of redemption requests made by DUET’s shareholders; the overall level of consumer demand for AnyTech365’s products and services; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the ability to maintain the listing of DUET’s securities on the NASDAQ; AnyTech365’s ability to implement its business strategy; changes in governmental regulation, AnyTech365’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to AnyTech365’s business, as a result of the COVID-19 global pandemic and government actions and restrictive measures implemented in response; stability of AnyTech365’s suppliers, as well as consumer demand for its products and services, in light of disease epidemics and health-related concerns such as the COVID-19 global pandemic; the impact that global climate change trends may have on AnyTech365 and its suppliers and customers; AnyTech365’s ability to recruit and retain qualified personnel to deliver their services; any breaches of, or interruptions in, AnyTech365’s information systems; fluctuations in foreign currency ; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. The foregoing list of potential risks and uncertainties is not exhaustive. More information on potential factors that could affect DUET’s or AnyTech365’s financial results is included from time to time in DUET’s public reports filed with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K as well as the other documents DUET has filed, or will file, with the SEC, including a registration statement on Form S-4 that will include proxy statements/prospectus that DUET intends to file with the SEC in connection with DUET’s solicitation of proxies for the meeting of shareholders to be held to approve, among other things, the proposed business combination. If any of these risks materialize or DUET’s or AnyTech365’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither DUET nor AnyTech365 presently know, or that DUET and AnyTech365 currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect DUET’s and AnyTech365’s expectations, plans or forecasts of future events and views as of the date of this press release. Neither DUET nor AnyTech365 gives assurance that either DUET or AnyTech365, or the combined company, will achieve its expectations. DUET and AnyTech365 anticipate that subsequent events and developments will cause their assessments to change. However, while DUET and AnyTech365 may elect to update these forward-looking statements at some point in the future, DUET and AnyTech365 specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing DUET’s or AnyTech365’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Investor Relations & Media Contacts:

FTI Consulting

AnyTech365@fticonsulting.com